UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K Amendment No.

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 28, 2012

BOOMERANG SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-10176	22-2306487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 B Vreeland Road, Florham Park, NJ 07932
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:		(973) 538-1194

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 28, 2012, Boomerang Systems, Inc. (the “Company”) accepted $3,000,000 in subscriptions to purchase 6% convertible promissory notes due on December 31, 2017 (“Notes”) in the aggregate principal amount of $3,000,000 and warrants to 600,000 purchase common stock (“Warrants” and collectively with the Notes, the “Securities”) of the Company, par value $0.001 per share (“Common Stock”) in a private placement (the “Offering”) for aggregate gross cash proceeds of $3,000,000. For each $100,000 invested, a subscriber was issued a $100,000 principal amount Note and Warrants to purchase 20,000 shares of the Company’s Common Stock. The Company issued the Notes and Warrants pursuant to the subscription agreements entered into with each of the subscribers (collectively, the “Subscribers”).

In connection with the Offering, the following officers, directors, 5% stockholders and affiliates of the Company participated in the Offering.

Name	Notes issued in Offering	Warrants issued in Offering
The Estate of Gene Mulvihill (1)	$1,000,000	200,000
Heather Mulvihill (2)	$100,000	20,000
MRP Holdings LLC (3)	$100,000	20,000
Albert Behler (4)	$250,000	50,000
Burton I Koffman (5)	$195,000	39,000
Alexandria Equities, LLC (6)	$250,000	50,000

________

(1)	Gail Mulvihill, the administrator of the estate and individual who exercises shared voting and investment power over the shares, is a principal stockholder and mother of Christopher Mulvihill, the Company’s President and a principal stockholder of the Company.
(2)	Heather Mulvihill is the sister-in-law of Christopher Mulvihill, the Company’s President and a director and principal stockholder of the Company.
(3)	MRP Holdings LLC is owned by Mark Patterson, the Company’s Chief Executive Officer and a director and principal stockholder of the Company.
(4)	Albert Behler is a principal stockholder of the Company.
(5)	Directly and indirectly through various entities he controls. Burton I Koffman is a principal stockholder of the Company.
(6)	Alexandria Equities, LLC is a principal stockholder of the Company.

The Notes are convertible into Common Stock at $5.00 per share (the “Conversion Price”), subject to full ratchet adjustment for issuances of common stock or common stock equivalents below the Conversion Price, subject to certain exceptions. Additionally, the Conversion Price may not be adjusted below $0.25.

Interest accrues on the Notes at 6% per annum. Interest is payable quarterly, commencing on March 31, 2013. At the Company’s option, interest may be payable in: (i) cash or (ii) shares of the Common Stock. If the Company elects to pay interest in shares of its Common Stock on an interest payment date, the number of shares issuable will be equal to the quotient obtained by dividing the amount of accrued and unpaid interest payable on such interest payment date by the lesser of: (i) the Conversion Price, and (ii) the average of the last sale price of the Common Stock during the ten (10) consecutive trading days ending on the fifth (5th) trading day immediately preceding such interest payment date (the “Average Price”), if the average daily trading volume (the “ADTV”) of the Common Stock for the ten (10) trading days prior to the interest payment date is less than $100,000 per day, provided, however if the ADTV is equal to or greater than $100,000, it will be the Average Price, and not the Conversion Price.

The outstanding principal amount of the Notes and accrued and unpaid interest thereon will automatically convert into a number of shares of Common Stock determined by dividing the outstanding principal amount of the Notes plus accrued and unpaid interest thereon, by the Conversion Price in effect on the mandatory conversion date. The mandatory conversion date is the date on which (i) the last sale price of the Common Stock on 20 of the 30 immediately preceding trading days equals or exceeds 200% of the Conversion Price; (ii) the shares issuable upon conversion of the Notes are eligible for resale under an effective registration statement and/or Rule 144 promulgated under the Securities Act of 1933, as amended, without restriction as to volume or manner of sale, and (iii) the ADTV during such 30 trading day period equals or exceeds $500,000.

If an event of default as defined in the Notes exists, the holder may declare the entire principal of, and all interest accrued and unpaid on, the Note then outstanding to be due and payable.

The Warrants are exercisable at $5.00 per share, subject to weighted average adjustment for issuance below the exercise price, subject to certain exceptions. Additionally, the Exercise Price may not be adjusted below $0.25. Cashless exercise is permitted if the average trading volume of the Company’s Common Stock during at least five (5) of the ten (10) consecutive trading days immediately preceding the date of the notice of exercise is at least 10,000 shares, and will be based upon the average of the last sale price of the Common Stock during the five (5) consecutive trading days prior to the notice of exercise. In certain instances, a holder shall not be permitted to exercise the Warrant if such exercise would result in such holder’s total ownership of the Company’s Common Stock exceeding 4.9%. The Warrants expire on December 31, 2017.

The foregoing brief summary of the Notes and Warrants is not intended to be complete and is qualified in its entirety by reference to the documents which will be filed with the Securities and Exchange Commission.

The securities sold in the Offering have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 3.02 Unregistered Sales of Equity Securities.

In December 2012, in connection with the Offering, the Company issued the Notes convertible into an initial aggregate amount of 600,000 shares of Common Stock, Warrants to purchase an initial aggregate amount of 600,000 shares of Common Stock. The terms of the Notes Warrants are described above in Items 1.01 and 2.03 which are incorporated herein.

The Company maintains that the issuance of these securities is exempt under the Securities Act of 1933, as amended, in reliance upon the provisions of Section 4(2) and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. No underwriters were employed in the transaction. The securities will be deemed restricted securities for purposes of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOMERANG SYSTEMS, INC.

Date:	January 4, 2013	By:	/s/ Mark R. Patterson
Mark R. Patterson
Chief Executive Officer